Exhibit 99.3

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is made and entered into as of the 16th day of December, 2004, by HAMILTON AEROSPACE TECHNOLOGIES, INC., a Delaware corporation (hereinafter called "Debtor"), whose principal place of business is 6901 S. Park Avenue, Tucson, AZ 85706 and whose mailing address is P.O. Box 23009, Tucson, Arizona 85734-3009, in favor of M&I MARSHALL & ILSLEY BANK, a banking corporation organized and existing under the laws of the State of Wisconsin, and its successors and assigns (hereinafter called "Lender"), whose address is One East Camelback Road, Phoenix, Arizona 85012-1647.


                                    RECITALS

     A. Lender has been requested or may be requested to make or to continue loans or other financial accommodations to Debtor, subject to the terms and conditions of that Loan Agreement of on or about even date herewith between Lender and Borrower (the "Loan Agreement").

     B. It is a condition precedent to Lender's making any loan or financial accommodation to Debtor that Debtor execute and deliver to Lender this Security Agreement, and Debtor desires to grant the security interests in favor of Lender provided herein.

     NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



                                    AGREEMENT


1.   SECURITY INTEREST

     Debtor hereby grants to Lender a security interest (hereinafter called the "Security Interest") in all of the property described on Exhibit A hereto in, to or under which Debtor now has or hereafter acquires any right, title or interest, whether present, future or contingent (hereinafter called the "Collateral").

2.   OBLIGATION SECURED

     The Security Interest shall secure, in such order of priority as Lender may elect, payment and performance of any and all indebtedness, obligations and liabilities of Debtor to Lender of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, including, without limitation, all indebtedness and obligations under the Indebtedness (as defined in the Loan Agreement). All of the indebtedness and obligations secured by this Agreement are hereinafter collectively called the "Obligation." The Loan Agreement, together with all other documents evidencing, securing or executed and delivered in connection with the Obligation are herein called the "Loan Documents". The account debtors or other persons obligated on any of the Collateral are herein called the "Obligors."

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3.   ACTIONS FOR ATTACHMENT; PERFECTION AND FIRST PRIORITY

     3.1 Authorization to File Financing Statements. Debtor hereby irrevocably authorizes Lender at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that Lender determines are necessary or appropriate in connection with the Security Interest. Debtor agrees to furnish any additional information requested by Lender in connection with such filings. Debtor also ratifies its authorization for Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

     3.2 Other Actions. Debtor further agrees to take any other action reasonably requested by Lender to insure the attachment, perfection and first priority of, and the ability of Lender to enforce, Lender's security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that Debtor's signature thereon is required therefor, (b) causing Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Lender to enforce, Lender's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Lender to enforce, Lender's security interest in such Collateral, (d) using its best efforts to obtain control agreements and all necessary consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to Lender, and (f) taking all actions required by any applicable Uniform Commercial Code or by other applicable law.

4.   REPRESENTATIONS AND WARRANTIES OF DEBTOR

     Debtor hereby represents and warrants that:

     4.1 Legal Status. Debtor has previously delivered, or is concurrently delivering, to Lender a certificate signed by Debtor and entitled "Perfection Certificate" (the "Perfection Certificate"). Debtor represents and warrants to Lender as follows: (a) Debtor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) Debtor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth Debtor's organizational identification number or accurately states that Debtor has none, (d) the Perfection Certificate accurately sets forth Debtor's place of business or, if more than one, its chief executive office as well as Debtor's mailing address, if different, and (e) all other information set forth on the Perfection Certificate is accurate and complete.

     4.2 Collateral. Debtor further represents and warrants to Lender as follows: (a) Debtor is the owner of the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created

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by this Agreement and Permitted Liens, (b) the Collateral is, and is intended to be, used, produced or acquired by Debtor primarily for business purposes, (c) none of the Collateral constitutes, or is the proceeds of, "farm products," as defined in the applicable Uniform Commercial Code, (d) Debtor currently holds no commercial tort claim, (e) Debtor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

5.   COVENANTS OF DEBTOR

     5.1 Legal Status. Debtor covenants with Lender as follows: (a) without providing at least 30 days' prior written notice to Lender, Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if Debtor does not have an organizational identification number and later obtains one, Debtor shall forthwith notify Lender of such organizational identification number, and (c) Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

     5.2 Collateral. Debtor further covenants with Lender as follows: (a) the Collateral, to the extent not delivered to Lender pursuant to Section 4, will be kept at those locations listed on the Perfection Certificate and Debtor will not remove the Collateral from such locations, without providing at least 30 days' prior written notice to Lender, (b) except for the security interest herein granted and Permitted Liens, Debtor shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Lender, (c) Debtor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than Lender except for Permitted Liens, (d) Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, (f) Debtor will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and
(g) Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business, and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices.

     5.3 Insurance. Debtor shall provide and maintain insurance insuring the Collateral against risks, with coverage and in form and amount satisfactory to Lender. At Lender's request, Debtor shall deliver to Lender the original policies of insurance containing endorsements naming Lender as a loss payee.

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     5.4 Fixtures. Debtor shall prevent any portion of the Collateral that is not a fixture from being or becoming a fixture and shall prevent any portion of the Collateral from being or becoming an accession to other goods that are not part of the Collateral.

     5.5 Inspection. Lender or its agents may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located. Debtor shall keep records concerning the Collateral in accordance with generally accepted accounting principles and, unless waived in writing by Lender, shall mark its records and the Collateral to indicate the Security Interest. Lender shall have free and complete access to Debtor's records and shall have the right to make extracts therefrom or copies thereof. Upon request of Lender from time to time, Debtor shall submit up-to-date schedules of the items comprising the Collateral in such detail as Lender may require and shall deliver to Lender confirming specific assignments of all accounts, instruments, documents and chattel paper included in the Collateral.

     5.6 Protection. Debtor, at its cost and expense, shall protect and defend this Agreement, all of the rights of Lender hereunder, and the Collateral against all claims and demands of other parties, including without limitation defenses, setoffs, claims and counterclaims asserted by any Obligor against Debtor and/or Lender. Debtor shall pay all claims and charges that, in Lender's judgment, might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Debtor shall promptly notify Lender of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

     5.7 Right to Pay. If Debtor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Collateral free from other security interests, encumbrances or claims, to keep the Collateral in good condition and repair, to procure and maintain insurance thereon, or to perform otherwise as required herein, Lender may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform; Lender is hereby authorized to enter upon any property in the possession or control of Debtor for such purposes.

     5.8 Benefit of Lender. All rights, powers and remedies granted Lender herein, or otherwise available to Lender, are for the sole benefit and protection of Lender, and Lender may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Lender is given two or more alternative courses of action, Lender may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Lender under the terms hereof and all amounts paid, suffered or incurred by Lender in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by the Security Interest, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Debtor to Lender immediately without demand.

6.   ACTIONS REGARDING COLLATERAL; POWER OF ATTORNEY

     6.1 Securities and Deposits. Lender may at any time, after the occurrence of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, and if Lender receives any income thereon

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either hold such income as additional Collateral or apply it to the Obligations.
After the occurrence of an Event of Default, whether or not any Obligations are due, Lender may demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from Lender to Debtor may at any time be applied to or set off against any of the Obligation.

     6.2 Notify Obligors. Lender, without notice to Debtor, may notify any or all of the Obligors of the existence of the Security Interest and may direct the Obligors to make all payments on the Collateral to Lender, after the occurrence of an Event of Default. Until Lender has notified the Obligors to remit payments directly to it, Debtor, at Debtor's own cost and expense, shall collect or cause to be collected the accounts and monies due under the accounts, documents, instruments and general intangibles or pursuant to the terms of the chattel paper. Lender shall not be liable or responsible for any embezzlement, conversion, negligence or default by Debtor or Debtor's agents with respect to such collections; all agents used in such collections shall be agents of Debtor and not agents of Lender. Unless Lender notifies Debtor in writing that it waives one or more of the requirements set forth in this sentence, any payments or other proceeds of Collateral received by Debtor, before or after notification to Obligors, shall be held by Debtor in trust for Lender in the same form in which received, shall not be commingled with any assets of Debtor and shall be turned over to Lender not later than the next business day following the day of receipt. All payments and other proceeds of Collateral received by Lender directly or from Debtor shall be applied to the Obligation in such order and manner and at such time as Lender, in its sole discretion, shall determine. In addition, Debtor shall promptly notify Lender of the return to or possession by Debtor of goods underlying any Collateral; Debtor shall hold the same in trust for Lender and shall dispose of the same as Lender directs.

     6.3 Enforce Collateral. Lender, after the occurrence of an Event of Default and the expiration of any applicable cure periods and subject to any prior notice required to be given by Lender, without notice to Debtor, may (i) demand, collect and sue on the Collateral (either in Debtor's or Lender's name), enforce, compromise, settle or discharge the Collateral and endorse Debtor's name on any instruments, documents, or chattel paper included in or pertaining to the Collateral, and (ii) as Debtor's agent and attorney-in-fact, notify the United Sates Postal Service to change the address for delivery of Debtor's mail to any address designated by Lender, otherwise intercept Debtor's mail, and receive, open and dispose of Debtor's mail, applying all Collateral as permitted herein or in the Loan Documents, and holding all other mail for Debtor's account or forwarding such mail to Debtor's last known address.

     6.4 License. Without limiting any other provision hereof or of any other document, Debtor hereby grants to Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all actual or prospective rights of Debtor arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works, for the following purposes after the occurrence and during the continuance of any Event of Default: (a) completing the manufacture of any in-process materials so that such materials become saleable inventory, and (b) selling, leasing or otherwise disposing of any or all Collateral.

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     6.5 Duty of Care. Lender shall use such reasonable care in handling, preserving and protecting the Collateral in its possession as it uses in handling similar property for its own account. Lender, however, shall have no liability for the loss, destruction or disappearance of any Collateral unless there is affirmative proof of a lack of due care; the lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance.

     6.6 Responsibility of Debtor. Debtor shall be solely responsible for taking any and all actions to preserve rights against all Obligors; Lender shall not be obligated to take any such actions whether or not the Collateral is in Lender's possession. Debtor waives presentment and protest with respect to any instrument included in the Collateral on which Debtor is in any way liable and waives notice of any action taken by Lender with respect to any instrument, document or chattel paper included in any Collateral that is in the possession of Lender. Provided, however, the foregoing is subject to any rights of Debtor to receive notices of default and any cure periods afforded to Debtor under the applicable loan documents.

     6.7 Power of Attorney. Debtor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Debtor or in Lender's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

          (a) upon the occurrence and during the continuance of an Event of Default, and the expiration of any applicable cure periods and subject to any prior notice required to be given by Lender, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the applicable Uniform Commercial Code and as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do at Debtor's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Debtor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if Lender so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral;

          (b) to the extent that Debtor's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without Debtor's signature, or a photocopy of this Agreement in substitution for a financing statement, as Lender may deem appropriate and to execute in Debtor's name such financing statements and amendments thereto and continuation statements which may require Debtor's signature; and

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          (c) to file any financing statement terminations or partial releases that any third party has authorized Debtor to file; and

          (d) upon an Event of Default and the expiration of any applicable cure periods and subject to any prior notice required to be given by Lender, to direct a change of address with the United States Post Office or otherwise re-direct mail addressed to Borrower, including directing it to Lender.

Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Lender's own gross negligence, fraud or willful misconduct.

7.   EVENTS OF DEFAULT; REMEDIES

     7.1 Event of Default. The occurrence of any "Event of Default" under the Loan Agreement shall constitute an "Event of Default" hereunder.

     7.2 Remedies. Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Lender shall have the following rights and remedies and may do one or more of the following:

          (a) Declare all or any part of the Obligation to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

          (b) Without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Debtor. Debtor, upon demand by Lender, shall assemble the Collateral and deliver it to Lender or to a place designated by Lender that is reasonably convenient to both parties.

          (c) Operate the business of Debtor as a going concern, including, without limitation, extending sales or services to new customers and advancing funds for such operation. Lender shall not be liable for any depreciation, loss, damage or injury to the Collateral or other property of Debtor as a result of such action. Debtor hereby waives any claim of trespass or replevin arising as a result of such action.

          (d) Pursue any legal or equitable remedy available to collect the Obligation, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it.

          (e) Upon obtaining possession of the Collateral or any part thereof, after notice to Debtor as provided in Paragraph 7.4 herein, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Lender in taking, storing, repairing and selling the Collateral (including

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reasonable attorneys' fees) shall be applied to the payment of the Obligation, and any surplus thereafter remaining shall be paid to Debtor or any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the sale of the Collateral and the total amount of the Obligation, Debtor, upon demand, shall promptly pay the amount of such deficiency to Lender.

     7.3 Right to Purchase. Lender, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Lender's rights and remedies hereunder.

     7.4 Sufficient Notice. Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Debtor at least five (5) business days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

     7.5 Standards for Exercising Remedies. To the extent that applicable law imposes duties on Lender to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Lender (a) to fail to incur expenses reasonably deemed significant by Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition,
(b) to fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third-party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Lender against risks of loss, collection or disposition of Collateral or to provide to Lender a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Lender in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by Lender would not be commercially unreasonable in Lender's exercise of remedies against the Collateral and that other actions or omissions by Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this section. Without limitation upon the foregoing, nothing contained in this section shall be construed to grant any rights to Debtor or to impose any duties on Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this section.

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     7.6 Costs and Expenses. Debtor shall pay all costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Lender in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Lender hereunder. All such costs and expenses shall be secured by this Agreement and by all deeds of trust and other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Lender.

     7.7 Additional Remedies. In addition to any remedies provided herein for an Event of Default, Lender shall have all the rights and remedies afforded a Lender under the Uniform Commercial Code and all other legal and equitable remedies allowed under the Loan Documents and applicable law. No failure on the part of Lender to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Lender in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Lender may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Lender shall not thereby waive the agreement contained herein that time is of the essence, nor shall Lender waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

8.   MISCELLANEOUS PROVISIONS

     8.1 No Waiver. The acceptance of this Agreement by Lender shall not be considered a waiver of or in any way to affect or impair any other security that Lender may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Lender at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest; Lender may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

     8.2 Actions by Lender. Without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, Lender, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or
(iv) release any part of the Collateral from the Security Interest.

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     8.3 Waivers. Debtor waives and agrees not to assert: (i) any right to require Lender to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (ii) the benefits of any statute of limitations affecting the enforcement hereof; (iii) the benefits of any legal or equitable doctrine or principle of marshalling;
(iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Lender.

     8.4 Governing Law. The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed according to the laws of the State of Arizona. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

     8.5 Modifications. No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Debtor and a duly authorized officer of Lender.

     8.6 Continuing Agreement. This is a continuing Agreement that shall remain in full force and effect until actual receipt by Lender of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Obligation incurred before the receipt of such notice, and all of the Obligation incurred thereafter under commitments extended by Lender before the receipt of such notice, shall have been paid and performed in full.

     8.7 No Effect on Obligation. No setoff or claim that Debtor now has or may in the future have against Lender shall relieve Debtor from paying or performing the Obligation.

     8.8 Time of Essence, etc. Time is of the essence hereof. If more than one Debtor is named herein, the word "Debtor" shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Lender" shall include not only the original Lender hereunder but also any future owner and holder, including pledgees, of note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

     8.9 Notices. All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by commercial delivery service or by electronic transmission with verified receipt. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Agreement or such other address as that party, from time to time, may specify by notice to the other parties.

     8.10 Counterparts. This Agreement may be executed in any number of counterparts and each counterpart executed by any of the undersigned, together with all other counterparts so executed, shall constitute a single instrument and agreement of the undersigned.


     DATED as of December 16, 2004.





                                            HAMILTON AEROSPACE TECHNOLOGIES,
                                            INC.,  a Delaware corporation



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT A

                            Description of Collateral

All personal property of Debtor including, without limitation, the following:

     (a) All accounts, instruments, documents, chattel paper (whether electronic or tangible), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, supporting obligations, other contract rights and rights to the payment of money, and general intangibles, including, without limitation, all accounts receivable, notes, drafts, lease agreements and security agreements, and all goods, if any, represented thereby (whether now existing or hereafter acquired or created from time to time) and all payment intangibles;

     (b) All inventory now owned or hereafter acquired, wherever located, including all goods held for sale or lease in Debtor's business, as now or hereafter conducted, or furnished or to be furnished under contracts of service, and all raw materials, work in process, finished goods, and materials to be used or consumed in Debtor's business (whether or not the inventory is represented by warehouse receipts or bills of lading or has been or may be placed in transit or delivered to a public warehouse);

     (c) All equipment now owned or hereafter acquired, including all furniture, fixtures, furnishings, vehicles (whether titled or non-titled), machinery, materials and supplies, wherever located, including but not limited to such items described on the collateral schedule (if any) attached hereto, together with all parts, accessories, attachments, additions thereto or replacements therefor;

     (d) All investment property, including certificated securities, uncertificated securities, securities accounts, securities entitlements, commodity accounts and commodity contracts, and including but not limited to those items described on the collateral schedule (if any) attached hereto, together with all dividends, distributions and payments with respect thereto, all other rights and interests arising therefrom, and all substitutions and replacements therefor;

     (e) all patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, software, engineering drawings, service marks, customer lists, and goodwill;

     (f) all licenses, permits, agreements of any kind or nature pursuant to which Debtor possesses, uses or has authority to possess or use property (tangible or intangible) of others or others possess, use or have authority to possess or use property (tangible or intangible) of Debtor;

     (g) All property of Debtor that is now or may hereafter be in the possession or control of Lender in any capacity, including without limitation all monies owed or that become owed by Lender to Debtor;

                                   Exhibit "A"
                                     Page 1

     (h) All policies or certificates of insurance covering any of the property described herein, and all awards, loss payments, proceeds and premium refunds that may become payable with respect to such policies;

     (i) All books, records, correspondence, files, electronic and other media, all records, data and information stored thereon, and all computer software, databases and other information systems used to create, maintain, process and utilize such records, data and information;

together with all products and proceeds of any of the foregoing property. All property described above is hereinafter called the "Collateral."

                                   Exhibit "A"
                                     Page 2